MONTHLY SERVICER'S CERTIFICATE
               (Delivered pursuant to subsection 3.04(b)

               of the Pooling and Servicing Agreement




               HOUSEHOLD FINANCE CORPORATION

               HOUSEHOLD CARD FUNDING CORPORATION

               HOUSEHOLD CREDIT CARD MASTER TRUST I

               Class A and Class B Certificates, Series 1995-1



            The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the "Servicer"), pursuant to the Pooling and Servicing Agreement, dated as of December
1, 1995 (the "Pooling and Servicing Agreement"), by and among Household Card Funding
Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:


1    Capitalized terms used in this Certificate shall have the
respective
     meanings set forth in the Pooling and Servicing Agreement.


2    Household Finance Corporation is, as of the date hereof, the
Servicer
     under the Pooling and Servicing Agreement.

3    The undersigned is a Servicing Officer.

4    This Certificate relates to the Distribution Date occurring on

     July 15, 1996.

5    Trust Information.

(a)  The aggregate amount of Collections processed for the Due
Period
     preceding such Distribution Date was equal to
 .......................................
$293,433,080.37

(b)  The aggregate amount of such Collections with respect to
Principal
     Receivables for the Due Period preceding such Distribution
Date was
     equal to
 .................................................................
 ...............................                    $245,739,492.77



(c)  The aggregate amount of such Collections with respect to
Finance
     Charge and Administrative Receivables for the Due Period
preceding
     such Distribution Date was equal to
 .......................................................
       $47,693,587.60

(d)  The Defaulted Amount for the preceding Due Period is
 ..........................           $14,970,697.67

(e)  The total amount of Principal Receivables as of the last day of the
     immediately preceding Due Period is
 .....................................................
  $3,284,901,790.35

(f)  The Portfolio Yield for such Distribution Date
 .......................................                   11.86%

(g)  The total amount of Principal Receivables in the Trust at the beginning
     of the preceding Due Period is equal to
 ..................................................
   $3,311,636,017.31

(h)  The average amount of Principal Receivables in the Trust during the
     preceding Due Period (the sum of the amounts in clause (e) and the
     amount in clause (g) divided by 2) is equal to
 ..........................................
$3,298,268,903.83

(i)  The total amount of Finance Charge and Administrative
Receivables in the
     Trust as of the last day of the immediately preceding Due
Period is ...........           $52,079,725.41

(j)  The aggregate outstanding balance of the Accounts which were delinquent by one payment as of the close of business on the last
     day of the calendar month preceding such Distribution Date was equal
     to
 .................................................................
 .......................................
$200,523,444.61

(k)  The aggregate outstanding balance of the Accounts which were delinquent by two payments as of the close of business on the last
     day of the calendar month preceding such Distribution Date was equal
     to
 .................................................................
 ........................................
$60,882,910.45

(l)  The aggregate outstanding balance of the Accounts which were delinquent by three or more payments as of the close of
business on the last
     day of the calendar month preceding such Distribution Date was equal
     to
 .................................................................
 ........................................
$81,129,825.53

(m)  The aggregate amount of Trust Excess Principal Collections for such
     Distribution Date
is...............................................................
 .................                    $245,739,492.77

(n)  The aggregate amount of Principal Shortfalls for such
Distribution
     Date is
 .................................................................
 .................................                   $0.00

6    Group One Information

(a)  The Average Rate for Group One (the weighted average
Certificate
     Rate reduced to take into account any payments made pursuant to
     interest rate agreements, if any ) is equal to
 ............................................
5.80%

(b)  Group One Total Investor Collections is equal to
 .....................................              $177,213,364.53

(c)  Group One Investor Principal Collections is equal
to.................................               $148,409,723.46
d)   Group One Investor Finance Charge and Administrative
Collections
     equal
to...............................................................
 ...................................
$28,803,641.07



(e)  Group One Investor Additional Amounts is equal to
 ................................                  $0.00

(f)  Group One Investor Default Amount is equal to
 ......................................           $9,041,269.99

(g)  Group One Investor Monthly Fees is equal to
 ..........................................
$3,333,333.33

(h)  Group One  Investor Monthly Interest is equal
to......................................              $9,028,362.08


7    Series 1995-1 Information

(a)  The Series Adjusted Portfolio Yield for the Due Period
preceding such
     Distribution Date was equal to
 ................................................................
                 11.86%

(b)  The Series 1995-1 Allocation Percentage with respect to the
Due
     Period preceding such Distribution Date was equal to
 ..............................            83.54%

(c)  The Floating Allocation Percentage for the Due Period
preceding such
     Distribution Date was equal to
 ...............................................................
            72.29%

(d)  The aggregate amount of Reallocated Finance Charge and

     Administrative Collections for the Due Period preceding

     such Distribution Date is equal to
 ...........................................................
        $28,803,641.07

(e)  The Floating Allocation Percentage of Series Allocable Finance

     Charge and Administrative Collections for the Due Period
preceding
     such Distribution Date is equal
to...........................................................
           $28,803,641.07

(f)  Class A Invested Amount
 .................................................................
 ....                 $1,500,000,000.00

(g)  The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to
 .......................................                    75.00%

(h)  The Class A Invested Percentage of the amount set forth in
Item 7(d)
     above was equal to
 .................................................................
 ..............                 $21,602,730.80

(i)  The amount of Class A Monthly Interest for such Distribution
Date is
     equal
to...............................................................
 .................................                $6,610,438.33

(j)  The amount of any Class A Monthly Interest previously due but not
     distributed on a prior Distribution Date is equal to
 ....................................                $0.00

(k)  The amount of Class A Additional Interest for such
Distribution Date
     is equal to
 .................................................................
 ...........................                $0.00

(l)  The amount of any Class A Additional Interest previously due but not
     distributed on a prior Distribution Date is equal
to....................................                 $0.00

(m)  The Class A Investor Default Amount for such Distribution Date is
     equal to
 .................................................................
 ..............................                $6,780,952.49



(n)  The Allocable Servicing Fee for such Distribution Date is
equal to............            $3,333,333.33

(o)  The Class A Required Amount, if any, with respect to such

     Distribution Date is equal
to...............................................................
 ....                   $0.00

(p)  Class B Invested Amount
 .................................................................
 ....                 $214,286,000.00

(q)  The Class B Invested Percentage for the Due Period preceding such
     Distribution Date was equal
to...............................................................
               10.71%

(r)  The Class B Invested Percentage of the amount set forth in
Item 7(d)
     above is equal
to...............................................................
 ....................                    $3,086,108.52

(s)  The amount of Class B Monthly Interest for such Distribution
Date is
     equal
to...............................................................
 .................................                $974,349.63

(t)  The amount of any Class B Monthly Interest previously due but not
     distributed on a prior Distribution Date is equal
to....................................                 $0.00

(u)  The amount of Class B Additional Interest for such
Distribution Date
     is equal
to...............................................................
 .............................                 $0.00

(v)  The amount of any Class B Additional Interest previously due but not
     distributed on a prior Distribution Date is equal
to....................................                 $0.00

(w) Class B Investor Default Amount for such Distribution Date is equal

to...............................................................
 ..........................................
$968,708.79

(x)  The amount of Reallocated Finance Charge and Administrative

     Collections to be distributed to the Collateral Interest
Holder with
     respect to such Distribution Date is equal
to............................................
$4,114,801.75

(y)  The Series 1995-1 Principal Shortfall for such Distribution
Date is
     equal
to...............................................................
 .................................                $0.00

(z)  The Series 1995-1 Excess Principal Collections is equal
to.......................                   $0.00

(aa) The amount of Excess Finance Charge and Administrative
Collections
     with respect to such Distribution Date is equal
to.....................................             $14,437,900.61

(bb) The amount of Excess Finance Charge and Administrative
Collections
     referred to in Item 7(aa) will be available to be distributed on such
     Distribution Date to fund or reimburse the following items:


     (i)  to fund the Class A Required Amount, if any, with

     respect to such Distribution
Date...........................................................
              $0.00

     (ii) to reimburse Class A Investor
Charge-Offs.........................              $0.00




     (iii)     to pay current or overdue Class B Monthly Interest,
Class
     B Additional Interest or the Cumulative Excess Interest
Amount..............                   $0.00

     (iv) to fund the Class B Investor Default Amount with

     respect to such Distribution
Date............................................................
              $968,708.79

     (v)  to reimburse certain previous reductions in the Class B

     Invested
Amount...........................................................
 ........................                 $0.00

     (vi) to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i)
above.............................................................
              $3,333,333.33

     (vii)     to make any required deposit in the Cash Collateral
Account....            $0.00

(cc) The amount of Subordinated Principal Collections with respect to such
     Distribution Date is equal
to...............................................................
 .....                  $37,102,430.87

(dd) The Principal Allocation Percentage is equal


to...............................................................
 ..........................................                  83.54%

(ee) The total amount to be distributed to Class A
Certificateholders on
     such Distribution Date in payment of principal is equal
to..........................                $0.00

(ff) The total amount to be distributed to Class B
Certificateholders on
     such Distribution Date in payment of principal is equal
to..........................                FALSE

(gg) The amount of Class A Investor Charge-Offs for such
Distribution                $0.00
     Date is equal
to...............................................................
 ......................

(hh) The total amount of reimbursements of Class A Investor
Charge-Offs
     for such Distribution Date is equal
to......................................................
       $0.00

(ii) The amount of Class B Investor Charge-Offs and other
reductions in
     the Class B Invested Amount for such Distribution Date is
equal to..........                   $0.00

(jj) The total amount of reimbursements of Class B Investor
Charge-Offs
     for such Distribution Date is equal
to......................................................
       $0.00

(kk) The Class A Invested Amount at the close of business on such

     Distribution Date (after giving effect to all payments and adjustments
     on such Distribution Date) will equal
to...................................................
     $1,500,000,000.00

(ll) The Class B Invested Amount at the close of business on such

     Distribution Date (after giving effect to all payments and adjustments
     on such Distribution Date) will equal
to...................................................
     $214,286,000.00

(mm) The Available Collateral Amount as of the close of business on the
     preceding Distribution Date (after giving effect to any
withdrawal
     from the Collateral Account) was equal
to...............................................
$285,714,000.00

(nn) The Required Collateral Amount as of the close of business on such
     Distribution Date, after giving effect to any withdrawal from the
     Collateral Account and payments to the Collateral Interest
Holder on
     such Distribution Date, will be equal
to...................................................
$285,714,000.00

(oo) The ratio of the Required Collateral Amount to the Class B
Invested
     Amount as of the close of business on such Distribution Date, after
     giving effect to any withdrawal from the Collateral Account
and
     payments to the Collateral Interest Holder on such
Distribution Date,
     will be equal
to...............................................................
 ........................                 1.33

(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal

to...............................................................
 ...........................................                 $0.00

8    Total amount to be on deposit in the Collection Account (after giving
     effect to allocations required to be made pursuant to the
terms of all
     other Series now outstanding and to the payment of the
Servicer's fee
     and funding of investor default amounts) prior to making
distributions
     on such Distribution Date is equal
to.......................................................
        $28,803,641.07

9    The total amount to be distributed from the Collection Account to the
     Transferor on such Distribution Date (after taking into
consideration
     the amounts which have been netted with respect to all Series against
     deposits to the Collection Account) is equal
to..........................................
$7,400,675.67

10   Total amount to be distributed from the Collection Account to the
     Servicer in respect of the unpaid Allocable Servicing Fee for the
     preceding Due Period on such Distribution Date (after taking into
     consideration the amounts which have been netted with respect to this
     Series against deposits to the Collection Account) is equal
to....................                  $0.00

11   As of the date hereof, to the best knowledge of the
undersigned, (a)
     the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due
Period
     preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the
(i) nature of
     such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert None.

12   As of the date hereof, to the best knowledge of the
undersigned, no
     Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

13   As of the date hereof, to the best knowledge of the
undersigned, no
     Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of _______________).

14   The amount specified to be deposited into and withdrawn from the
     Collection Account, as well as the amounts specified to be paid to the
     Transferor, the Servicer, the Interest Holder and the Certificateholders
     are all in accordance with the requirements of the Pooling and

     Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this _____ day of _______________, 199_.

               HOUSEHOLD FINANCE CORPORATION
               as Servicer,

               By: _______________________________
                     Name: Steven H. Smith
                     Title: Servicing Officer